PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this ___ day of ______________, 2013, by and between VACCINOGEN, INC., a Maryland corporation (“Grantor”), and THE ABELL FOUNDATION, INC., a Maryland corporation (the “Foundation”).

WITNESSETH:

WHEREAS, pursuant to that certain Note and Warrant Purchase Agreement dated as of October 26, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Purchase Agreement”) by and between Grantor and the Foundation, the Foundation has made certain financial accommodations to the Grantor; and

WHEREAS, pursuant to a certain Security Agreement dated as of October 26, 2011, by and between Grantor and the Foundation (the “Security Agreement”), to secure (among other things) all present and future obligations of Grantor to the Foundation under the promissory note issued by Grantor to the Foundation pursuant to the Note Purchase Agreement, Grantor has granted to the Foundation a security interest in the assets and property of Grantor, including, without limitation, all of its general intangibles; and

WHEREAS, the Foundation is willing to further amend the terms of the Note Purchase Agreement as provided for in that certain Amendment No. 3 to Note and Warrant Purchase Agreement of even date herewith by and between Grantor and the Foundation, but only upon the condition, among others, that Grantor shall have executed and delivered to the Foundation this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1.           DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Note Purchase Agreement.

2.           GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Grantor hereby unconditionally grants, assigns, and pledges to the Foundation, to secure the Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):

(a)          all of its patents (“Patents”) and all patent intellectual property licenses to which it is a party (“Intellectual Property Licenses”) including those referred to on Schedule I;

(b)          all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

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(c)          all proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3.           SECURITY FOR OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Grantor to the Foundation, whether or not they are unenforceable or not allowable due to the existence of any bankruptcy or insolvency proceeding involving Grantor.

4.           SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Foundation pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of the Foundation with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

5.           AUTHORIZATION TO SUPPLEMENT. If Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantor hereby authorizes the Foundation unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of Grantor, provided that such amendment shall be provided to Grantor prior to unilaterally amending Schedule I. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from the Foundation’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.           COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

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7.          CONSTRUCTION. This Patent Security Agreement is a Document and a Transaction Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment or payment in full of the Obligations shall mean irrevocable satisfaction, repayment or payment in accordance with the terms of the Note Purchase Agreement and the other Transaction Documents. Any reference herein to any person shall be construed to include such person’s successors and permitted assigns.

8.          THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

9.          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN BALTIMORE CITY, STATE OF MARYLAND; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE FOUNDATION’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE FOUNDATION ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE FOUNDATION AND GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

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10.          TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE FOUNDATION AND GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PATENT SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE FOUNDATION AND GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTOR:	VACCINOGEN, INC.,
a Maryland corporation

	By:	/s/ Michael G. Hanna, Jr.
Michael G. Hanna, Jr., Ph.D.
Chairman and Chief Executive Officer

	By:	/s/ Andrew L. Tussing
Andrew L. Tussing
President and Chief Operating Officer

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

ACCEPTED AND ACKNOWLEDGED BY:

THE FOUNDATION:	THE ABELL FOUNDATION, INC.

	By:	/s/ Robert C. Embry, Jr.
Robert C. Embry, Jr.
President

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Application/
Grantor	Country	Patent	Patent No.	Filing Date

Patent Licenses

[SCHEDULE I TO PATENT SECURITY AGREEMENT]